Fourth Quarter 2021 Financial Results Diodes Incorporated (DIOD) February 9, 2022 Exhibit 99.1

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s (Diodes) first quarter 2022 business outlook as of February 9, 2022, which include the following: expect revenue to increase to approximately $480 million plus or minus 3 percent; we expect GAAP gross margin to be 39.7 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 21.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $1.4 million; we expect our income tax rate to be 18.4 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.3 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.3 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales, and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the Lite-On Semiconductor Corp. acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 9, 2022 titled, “Diodes Incorporated Reports Record Fourth Quarter and Fiscal 2021 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets DIOD Stock Symbol 63 Years in business 30 Consecutive years of profitability 31 Number of locations worldwide ~9000 Number of employees 58Bn Number of units shipped in 2021 >29K Number of products >50K Number of customers >50 Number of distributors 1.81Bn 12 month trailing revenue

Record Fourth Quarter 2021 Financials Revenue - a record $480.2 million; increasing 37% year-over and 2% sequentially GAAP gross profit - a record $190.7 million; increasing 55% year-over-year and 5% sequentially GAAP gross profit margin - a record 39.7%; increasing 470bp year-over-year and 130bp sequentially GAAP net income - $65.5 million, or $1.43 per diluted share, improving 142% year-over-year and a 5% decrease sequentially Non-GAAP net income - a record $73.3 million, or $1.60 per diluted share, improving 116% year-over-year and 9% sequentially EBITDA was a record $139.0 million, or 28.9% of revenue Achieved cash flow from operations of $77.6 million and $22.5 million of free cash flow, including $55.0 million of capital expenditures. Net cash flow was a positive $82.0 million

Record Full Year 2021 Financials Revenue - a record $1.81 billion, increasing 47% over 2020 GAAP gross profit - a record $670.4 million; increasing 56% year-over-year GAAP gross profit margin – 37.1%; increasing 200bp over prior year GAAP net income – a record $228.8 million, increasing 133% over 2020 Non-GAAP net income - a record $237.2 million, improving 93% year-over-year GAAP EPS – a record $5.00 per diluted share, improving 166% year-over-year Non-GAAP EPS - a record $5.18 per diluted share, improving 120% year-over-year EBITDA - improved 82% to a record $434.6 million, or 24.1% of revenue Achieved record cash flow from operations of $338.5 million and a record $197.3 million of free cash flow, including $141.2 million of capital expenditures. Net cash flow was a positive $46.3 million, which includes the pay down of $152.6 million of long-term debt

Delivering Shareholder Value Full year revenue grew 47%, gross profit 56%, with GAAP EPS expanding 166% and non-GAAP diluted EPS expanding 120% 4Q’21 represented 5th consecutive quarter of record revenue; full year 2021 revenue also a record Achieved record revenue in the Automotive, Industrial, Communications and Consumer segments in 4Q’21 Pericom products achieved 5 consecutive quarters of growth Gross margin reached record 39.7% in 4Q’21; expanding 610bp from 1Q’21, the first full quarter of LITE-ON Semiconductor

Targeted Market Segment Distribution Goal Automotive (6 consecutive quarters of growth) Connected driving, comfort/style/safety, electrification/powertrain Industrial (3 consecutive quarters of growth) Embedded systems and precision controls Consumer IoT: wearables, home automation, smart infrastructure Communications Smartphones: advanced protocols and charging Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (36% for 4Q2021)

Expanding Profitability Growth Track record of Continued Outperformance Annual Revenue CAGR: 14% (2005 - 2021) Gross Profit CAGR: 15% (2005 - 2021)

Consistent Quarterly Performance Quarterly Revenue ($ Millions) Quarterly Gross Profit ($ Millions)

Driving Significant Earnings Leverage +47% Revenue Non-GAAP EPS +120% $1,805M $1,229M $5.18 $2.35

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Targets Gross Profit: $1B Gross Margin: 40% Revenue: $2.5B by 2025

Revenue Profile for Fourth Quarter 2021 By End Market By Channel Distribution Direct 69% 31% By Region 78% 13% 9% Asia Pacific Europe Americas

Income Statement – Fourth Quarter 2021 Record Performance ($ in millions, except per share amounts) 4Q20 3Q21 4Q21 Net sales 350.4 471.4 480.2 Gross profit (GAAP) 122.7 181.2 190.7 Gross profit margin % (GAAP) 35.0% 38.4% 39.7% Net income (GAAP) 29.7 68.4 65.5 Net income (non-GAAP) 37.3 67.3 73.3 Diluted EPS (non-GAAP) 0.74 1.47 1.60 Cash flow from operations 60.8 98.9 77.6 EBITDA (non-GAAP) 67.1 114.5 139.0

Balance Sheet ($ in millions) Dec 31, 2019 Dec 31, 2020 Dec 31, 2021 Cash/Cash equivalents/restricted cash plus short-term investments 264 327 373 Inventory 236 307 349 Current Assets 810 1,024 1,188 Total Assets 1,639 1,980 2,194 Total Debt (L/T, S/T, Line of Credit) 111 451 301 Total Liabilities 487 963 892 Total Equity 1,153 1,016 1,303

Revenue to increase to ~$480 million, +/- 3.0% which at the mid-point is better than typical seasonality of down 5 percent GAAP gross margin of 39.7%, +/- 1% on a consolidated basis Non-GAAP operating expenses 21.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$1.4 million Income tax rate to be 18.4%, +/- 3% Shares used to calculate diluted EPS approximately 46.3 million Purchase accounting adjustments related to amortization of acquisitions-related intangible assets of $3.3 million, after tax, for Pericom and previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 9, 2022 First Quarter 2022 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging

GAAP to Non-GAAP Reconciliation For the twelve months ended Dec. 31, 2021

GAAP to Non-GAAP Reconciliation For the twelve months ended Dec. 31, 2020